UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
 Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._)

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Southern Missouri Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 21, 2007

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Southern Missouri Bancorp, Inc., we cordially invite you to attend the 2007 Annual Meeting of Shareholders. The meeting will be held at 9:00 a.m. local time, on October 15, 2007 at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri.

The matters expected to be acted upon at the meeting are described in the attached proxy statement. In addition, we will report on our progress during the past year, and entertain your questions and comments.

We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope provided as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

Your Board of Directors and management are committed to the continued success of Southern Missouri Bancorp, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

Sincerely, /s/ Greg A.Steffens Greg A. Steffens President

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on October 15, 2007

Notice is hereby given that the annual meeting of shareholders of Southern Missouri Bancorp, Inc. will be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, on October 15, 2007, at 9:00 a.m. local time.

A proxy card and a proxy statement for the annual meeting are enclosed.

The annual meeting is for the purpose of considering and voting on the following proposals:

Proposal 1.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal 2.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2008.

Shareholders also will transact such other business as may properly come before the annual meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on September 13, 2007, as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

BY ORDER OF THE BOARD OF DIRECTORS /s/ Ronnie D. Black RONNIE D. BLACK Secretary

Poplar Bluff, Missouri
September 21, 2007

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

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SOUTHERN MISSOURI BANCORP, INC.
531 Vine Street
Poplar Bluff, Missouri 63901
(573) 778-1800
____________________

PROXY STATEMENT
____________________

ANNUAL MEETING OF SHAREHOLDERS
To be held on October 15, 2007
____________________

Southern Missouri Bancorp, Inc.'s Board of Directors is using this proxy statement to solicit proxies from the holders of Southern Missouri Bancorp common stock for use at our annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about September 21, 2007. Certain of the information provided herein relates to Southern Missouri Bank and Trust, a wholly owned subsidiary of Southern Missouri Bancorp. Southern Missouri Bank and Trust may also be referred to from time to time as the "Bank." References to "Southern Missouri Bancorp", "we", "us" and "our" refer to Southern Missouri Bancorp, Inc. and, as the context requires, Southern Missouri Bank and Trust.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting.

Our annual meeting will be held as follows:

Date:	October 15, 2007
Time:	9:00 a.m., local time
Place:	Greater Poplar Bluff Area Chamber of Commerce 1111 West Pine StreetPoplar Bluff, Missouri

Matters to be Considered at the Annual Meeting.

At the meeting, shareholders of Southern Missouri Bancorp are being asked to consider and vote upon the following proposals:

Proposal I.	Election of three directors of Southern Missouri Bancorp, each for a term of three years;
Proposal II.	Ratification of the appointment of BKD, LLP as Southern Missouri Bancorp's independent auditors for the fiscal year ending June 30, 2008.

The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

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Who is Entitled to Vote?

We have fixed the close of business on September 13, 2007 as the record date for shareholders entitled to notice of and to vote at the Southern Missouri Bancorp annual meeting. Only holders of record of Southern Missouri Bancorp common stock on that record date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Southern Missouri Bancorp common stock you own. On September 13, 2007, 2,200,776 shares of Southern Missouri Bancorp common stock were outstanding and entitled to vote at the annual meeting.

What if My Shares are Held in "Street Name" by a Broker?

If you are the beneficial owner of shares held in "street name" by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items, pursuant to current industry practice. In the case of non-discretionary items, the shares not voted will be treated as "broker non-votes." The proposals to elect directors and ratify auditors described in this proxy statement are considered "discretionary" items under the Nasdaq Stock Market rules.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan be Voted?

We maintain an employee stock ownership plan ("ESOP") which owns 7.28% of Southern Missouri Bancorp common stock. Employees of Southern Missouri Bancorp and Southern Missouri Bank and Trust participate in the ESOP. Each ESOP participant instructs the trustee of the plan how to vote the shares of Southern Missouri Bancorp common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares of Southern Missouri Bancorp common stock held in the ESOP but not allocated to any participant's account, and allocated shares for which no voting instructions are received from participants, will be voted by the trustee in the same proportion as shares for which the trustees have received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Southern Missouri Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What If a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held after November 15, 2007. An adjournment will have no effect on the business that may be conducted at the meeting.

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Vote Required to Approve Proposal I: Election of Directors.

Directors are elected by a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Pursuant to our Articles of Incorporation, stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes for a particular nominee will have the same effect as a vote against the respective nominee. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of management's director nominees.

Vote Required to Approve Proposal II: Ratification of the Appointment of Our Independent Auditors.

Ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2008 requires the affirmative vote of the majority of shares cast, in person or by proxy, at the annual meeting by holders of Southern Missouri Bancorp common stock. Abstentions and broker non-votes on the proposal to ratify the appointment of BKD, LLP as our independent auditors, will have the same effect as a vote against the proposal. Our Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify BKD, LLP as our independent auditors for the fiscal year ending June 30, 2008.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Southern Missouri Bancorp common stock can only be voted if the shareholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting.

Voting instructions are included on your proxy card. Shares of Southern Missouri Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to Southern Missouri Bancorp with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees and "FOR" ratification of the appointment of BKD, LLP as our independent auditors for the fiscal year ending June 30, 2008. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. No other matters are currently expected by the Board of Directors to be properly presented at the Annual Meeting.

You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

    submitting a new proxy with a later date;

    notifying the Corporate Secretary of Southern Missouri Bancorp in writing before the annual meeting that you have revoked your proxy; or

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    voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

Proxy Solicitation Costs.

We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

STOCK OWNERSHIP OF SOUTHERN MISSOURI BANCORP COMMON STOCK

Stock Ownership of Directors and Executive Officers and 5% Owners.

The following table sets forth, as of the September 13, 2007 voting record date, information regarding share ownership of:

    those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of Southern Missouri Bancorp common stock other than directors and executive officers;

    each director and director nominee of Southern Missouri Bancorp Inc.;

    each executive officer of Southern Missouri Bancorp named in the Summary Compensation Table appearing under "Executive Compensation" below; and

    all current directors and executive officers of Southern Missouri Bancorp as a group.

The address of each of the beneficial owners, except where otherwise indicated, is the same address as Southern Missouri Bancorp. An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Southern Missouri Bancorp.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after September 13, 2007 are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

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Beneficial Owners	Number of Shares Beneficially Owned(1)	Percent of CommonStock Outstanding
Beneficial Owners of More Than 5% Other than Directors and Named Executive Officers
Southern Missouri Bancorp, Inc. Employee Stock Ownership Plan Trust(2) 531 Vine Street Poplar Bluff, Missouri 63901	160,270	7.28%
Donald R. Crandell(3) 1815 Zehm Street Poplar Bluff, Missouri 63901	185,596	8.43%
Jeffrey L. Gendell(4) Tontine Financial Partners, L.P. 200 Park Avenue, Suite 300 New York, New York 10166	203,382	9.24%
Directors and Named Executive Officers
Greg A. Steffens(5)	122,151	5.39%
Samuel H. Smith	90,054	4.09%
James W. Tatum(6)	88,554	4.02%
Ronnie D. Black	21,685	*
L. Douglas Bagby	13,800	*
Sammy A. Schalk(7)	43,200	1.45%
Rebecca M. Brooks	6,250	*
Charles R. Love	6,600	*
Charles R. Moffitt	4,000	*
Directors and executive officers of Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust as a group (9 persons)(8)	396,294	17.19%

___________________________________

(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power. Included in the shares beneficially owned by the directors and named executive officers are options to purchase shares of Southern Missouri Bancorp common stock exercisable within 60 days of September 13, 2007, as follows: Mr. Steffens - 66,000 shares; Mr. Black - 10,000 shares; Mr. Bagby - 10,000 shares; Mr. Schalk - 10,000 shares; Ms. Brooks - 3,000 shares; Mr. Moffitt - 3,000 shares; and Mr. Love - 3,000 shares.
(2)	Represents shares held by the ESOP. All of the shares have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Southern Missouri Bancorp common stock allocated to his or her account.
(3)	Based on information provided by Donald R. Crandell as of September 21, 2007.
(4)	As reported by Jeffrey L. Gendell in a statement dated August 10, 2007 on Schedule 13F-HR under the Securities and Exchange Act of 1934, as amended.
(5)	Includes 11,351 shares allocated to Mr. Steffens' account under the ESOP.
(6)	Includes 20,000 shares held solely by Mr. Tatum's spouse.
(7)	Includes 3,800 shares held in the Gamblin Lumber Co. Profit Sharing Trust for which Mr. Schalk is the trustee.
(8)	Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase105,000 shares of Southern Missouri Bancorp common stock granted to directors and executive officers.
*	Less than 1% ownership.

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Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires Southern Missouri Bancorp's directors and executive officers, and persons who own more than 10% of Southern Missouri Bancorp's common stock to report their initial ownership of Southern Missouri Bancorp's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and Southern Missouri Bancorp is required to disclose in this proxy statement any late filings or failures to file.

Southern Missouri Bancorp believes, based solely on a review of the copies of reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2007. All Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL I -- ELECTION OF DIRECTORS

Our Board of Directors consists of nine members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified.

The table below sets forth information regarding each director of Southern Missouri Bancorp and each nominee for director, including his or her age, position on the board and term of office. The Board of Directors selects nominees for election as directors. All of our nominees currently serve as Southern Missouri Bancorp directors or have been appointed by the Board to serve in such capacity. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

Name	Age(1)	Position(s) Held with Southern Missouri Bancorp, Inc. and Southern Missouri Bank and Trust	Director Since(2)	Term to Expire
Director Nominees
Sammy A. Schalk	58	Director	2000	2010
Charles R. Love	56	Director	2004	2010
Charles R. Moffitt	63	Director	2004	2010

Directors Continuing in Office
Ronnie D. Black	59	Director and Secretary	1997	2008
James W. Tatum	81	Director	1983	2008
Rebecca M. Brooks	51	Director	2004	2008
Greg A. Steffens	40	President	2000	2009
Samuel H. Smith	69	Director	1988	2009
L. Douglas Bagby	57	Director	1997	2009
_________________________________
(1)	At June 30, 2007.
(2)	Includes service as a director of Southern Missouri Bank and Trust.

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Set forth below is the principal occupation of each director of Southern Missouri Bancorp and of each of the nominees for director. All directors and nominees have held their present positions for at least five years unless otherwise indicated.

Sammy A. Schalk. Mr. Schalk is the President and principal owner of Gamblin Lumber Company. Mr. Schalk serves on the Municipal Board of Public Utilities and the advisory committee for the Industrial Technology Department of the local junior college.

Charles R. Love. Mr. Love is a certified public accountant and partner with the accounting firm of Kraft, Miles & Tatum, LLC. Mr. Love has been an accountant with Kraft, Miles & Tatum, LLC since 1988.

Charles R. Moffitt. Mr. Moffitt is the general manager of Morse Harwell Jiles Insurance Agency located in Poplar Bluff. He has held that position since 1999.

Ronnie D. Black. Mr. Black serves as Executive Director of the General Association of General Baptists, a position he has held since 1997. He is also the Secretary of Southern Missouri Bancorp, Inc.

James W. Tatum. Mr. Tatum retired in 1989. Before retiring, Mr. Tatum served as a member and partner of Kraft, Miles & Tatum, LLC, an accounting firm, for over 40 years. He is currently Chairman of the Board of Directors of Southern Missouri Bancorp, Inc..

Rebecca M. Brooks. Ms. Brooks is the financial operations manager for McLane Transport, Inc. and serves on the Board of Directors for the Poplar Bluff Area Chamber of Commerce.

Greg A. Steffens. Mr. Steffens has served as President of Southern Missouri Bancorp since October 2000. Prior to being elected President, Mr. Steffens served as Chief Financial Officer of Southern Missouri Bancorp, and President and Chief Executive Officer of Southern Missouri Bank and Trust. He is currently on the Poplar Bluff Chamber of Commerce Board of Directors.

Samuel H. Smith. Mr. Smith is currently Chairman of the Board of Directors of Southern Missouri Bank and Trust. He is a retired engineer, and majority stockholder of S.H. Smith and Company, Inc., an engineering consulting firm in Poplar Bluff, Missouri.

L. Douglas Bagby. Mr. Bagby has served as the City Manager of Poplar Bluff since September 2003. He is currently Vice Chairman of the Board of Directors of Southern Missouri Bank and Trust.

Business Relationships and Transactions with Executive Officers, Directors and Related Persons

The Company and the Bank may engage in a transaction or series of transactions with our directors, executive officers and certain persons related to them. Except for loans by the Bank, which are governed by a separate policy, these transactions that qualify as "related party" transactions under applicable regulations of the Securities and Exchange Commission are subject to the review and approval of the Audit/Compliance Committee and ratification by the Board of Directors. All other transactions with executive officers, directors and related persons are approved by the Board of Directors. There were no transactions or series of transactions of this nature during 2007 the amount of which exceeded $120,000.

The Bank has a written policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank's

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underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. These loans to directors and executive officers are not made at preferential rates, however, certain Bank closing fees are waived. No director, executive officer or any of their affiliates had aggregate indebtedness to the Bank at below market interest rate loans exceeding $120,000 in the aggregate since June 30, 2006. Loans to all directors and executive officers and their associates totaled approximately $8.0 million at June 30, 2007, which was approximately 28.0% of the Company's consolidated stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at June 30, 2007.

Board of Directors' Meetings and Committees and Corporate Governance Matters

Board Meetings, Independence and Ethics Code

Meetings of the Company's Board of Directors are generally held on a monthly basis. The Company's Board of Directors held 12 regular meetings and two special meetings during the fiscal year ended June 30, 2007. All directors of the Company attended more than 75 percent of the aggregate of the total number of Board meetings. The Company's policy is for all directors to attend its annual meeting of stockholders, and all of our directors attended last year's annual meeting.

The Board has determined that Directors Smith, Tatum, Black, Bagby, Schalk, Brooks, Love and Moffitt, constituting a majority of the Board members, are "independent directors," as that term is defined in the Nasdaq listing standards. Stockholders may communicate directly with the Board of Directors by sending written communications to James W. Tatum, Chairman of the Board, 531 Vine Street, Poplar Bluff, Missouri 63901.

The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees. You may obtain a copy of the Code free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800. In addition, the Code of Business Conduct and Ethics has been filed with the SEC as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the year ended June 30, 2005 and is available on our website at www.smbtonline.com at "Corporate Governance."

Board Committee Attendance and Charter

The Board of Directors of the Company has standing Audit/Compliance, Compensation and Nominating Committees. All members of these committees attended more than 75 percent of the total number of meetings held by the committees on which he or she served.

The Board of Directors has adopted written charters for the Audit/Compliance Committee, the Compensation Committee and the Nominating Committee. The charters for the Audit/Compliance Committee, Compensation Committee and the Nominating Committee are available on our website at www.smbtonline.com at "Corporate Governance." You also may obtain a copy of these committee charters free of charge by writing to the Corporate Secretary of the Company, 531 Vine Street, Poplar Bluff, Missouri 63901 or by calling (573) 778-1800.

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Audit Committee

The Audit Committee is comprised of Directors Love (Chairman), Tatum, Smith, Bagby, Black, Schalk, Moffitt and Brooks all of whom are "independent directors" under the Nasdaq listing standards. The Board of Directors has determined that Director Love is an "audit committee financial expert" as defined in Item 407(e) of Regulation S-K of the Securities and Exchange Commission and that all of the Audit Committee members meet the independence and financial literacy requirements under the Nasdaq listing standards. In fiscal 2007, the Audit Committee met six times.

The Audit Committee is responsible for hiring, terminating and/or reappointing the Company's independent auditor and for reviewing the annual audit report prepared by our independent registered public accounting firm. The functions of the Audit Committee also include:

    approving non-audit and audit services to be performed by the independent registered public accounting firm;

    reviewing and approving all related party transactions for potential conflict of interest situations;

    reviewing and assessing the adequacy of the Audit Committee Charter on an annual basis;

    reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

    ensuring the existence of effective accounting and internal control systems; and

    overseeing the entire audit function of the Company, both internal and independent.

Compensation Committee

The Compensation Committee is comprised of three independent directors, including Directors Brooks, Bagby and Smith. The Compensation Committee is responsible for:

    determining compensation to be paid to its officers and employees, which are based on the recommendation of Mr. Steffens, except that compensation paid to Mr. Steffens is determined based on the recommendation of a majority of the independent directors, and Mr. Steffens is not present during voting or deliberations concerning his compensation;

    overseeing the administration of the employee benefit plans covering employees generally; and

    reviewing our compensation policies and the Compensation Discussion and Analysis included in this proxy statement.

The Compensation Committee does not designate its authority to any one of its members or any other person, however, Mr. Steffens does make recommendations to the Committee for all compensation, except his own. This Committee also administers the Company's Stock Option and Incentive Plan and the Management Recognition and Development Plan and reviews overall compensation policies for the Company. The Company's Compensation Committee met two times during the fiscal year ended June 30, 2007.

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Compensation Committee Interlocks and Insider Participation

None of the three members of the Compensation Committee are an officer, employee or former officer of the Company or the Bank. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.

Nominating Committee

The Nominating Committee is composed of Directors Schalk (Chairman), Bagby, Tatum and Brooks. The committee is primarily responsible for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. The Nominating Committee will consider nominees recommended by stockholders in accordance with the procedures in the Company's bylaws, but the Nominating Committee has not actively solicited such nominations. The Nominating Committee has the following responsibilities:

    recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

    recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

    review nominations submitted by stockholders, which have been addressed to the Corporate Secretary, and which comply with the requirements of the Company's charter and bylaws;

    consider and evaluate nominations from stockholders using the same criteria as all other nominations;

    annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

    perform any other duties or responsibilities expressly delegated to the Committee by the Board.

Nominations, other than those made by the Nominating Committee, must be made pursuant to timely notice in writing to the Corporate Secretary as set forth in the Company's bylaws. In general, to be timely, a stockholder's notice must be received by the Company not less than 90 days nor more than 20 days prior to the first anniversary of the preceding year's annual meeting; however, if less than 100 days' notice of the date of the scheduled annual meeting is given by the Company, the stockholder has until the close of business on the tenth day following the day on which notice of the date of the scheduled annual meeting was made.

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The stockholder's notice must include certain other information set forth in the Company's bylaws. This description is a summary of our nominating process. Any stockholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company's charter and bylaws and in Missouri law. During the fiscal year ended June 30, 2007, the Nominating Committee was responsible for selecting director nominees and met two times with respect to the selection of director nominees.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Southern Missouri Bancorp, Inc. specifically incorporates it by reference in such filing.

The Compensation Committee has reviewed and discussed with management the "Compensation Discussion and Analysis" for the year ended June 30, 2007. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is furnished by the Compensation Committee of the Board of Directors.

Rebecca M. Brooks, Chairman
L. Douglas Bagby
Samuel H. Smith

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview. Our executive compensation program and policies are administered by the Compensation Committee. See "Board of Directors' Meeting and Committees and Corporate Governance Matters - Compensation Committee." This Compensation Discussion and Analysis provides an overview of our compensation program and our objectives in establishing the base salary, short-term cash incentives, long-term equity incentives and retirement components of our executive compensation.

The Compensation Committee has full responsibility and discretion to evaluate and compensate our executive officers within the parameters of our compensation principles and philosophy. It oversees or administers all Company and Bank compensation plans and reviews Mr. Steffens' performance on an annual basis. Though the overall responsibility for setting compensation belongs to the Compensation Committee, Mr. Steffens assists the Committee in establishing compensation levels and forms for all employees and officers, except himself. Mr. Steffens reviews all the other executive officers and non-executive employees and provides the Compensation Committee with those reviews and compensation recommendations for those individuals. Only the Committee establishes Mr. Steffens' compensation.

The Compensation Committee reviews surveys of executive compensation for financial institutions with asset sizes between $100.0 million and $1.0 billion, which are publicly-traded SEC registrants headquartered in Missouri and contiguous states. The Committee reviewed this data for financial institutions which were most comparable in terms of asset size, financial performance, and location in rural versus urban markets. This information enabled the Committee to compare the Bank's compensation with that of similarly-situated financial institutions when setting compensation for fiscal 2007 and fiscal 2008. The committee will review additional surveys when setting compensation levels for fiscal 2008 and fiscal 2009.

Philosophy and Objectives of Compensation Program. The Compensation Committee has established a broad-based compensation program to address compensation for directors, executive officers and other employees. The overall goal of this compensation program is to help the Company and the Bank attract, motivate and retain talented and dedicated executives, orient its executives toward the achievement of business goals, and link the compensation of its executives to the Company's success. The Compensation Committee seeks to establish compensation levels that attract highly effective executives who work well as a team. Our compensation philosophy is based on established principles for all pay practices and aligns with our corporate values, which is to conduct our business with a high level of customer service with real tangible results in mind. We reflect these values in our compensation by ensuring competitive and fair practices. A primary focus of our compensation program is to compensate actual performance, using realistic incentive thresholds. Our overriding principles in setting types and amounts of compensation are:

    Merit/Performance Based - Individual compensation is linked to the successful achievement of performance objectives.

    Market Competition - Total compensation attracts, retains and motivates our top performers at a competitive level in our market.

    Stockholder Balance - Compensation components that align the interests of key management, especially the named executive officers, with those of our stockholders in furtherance of our goal to increase stockholder value.

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In setting executive compensation and benefits in line with this philosophy, the Compensation Committee has established a full compensation package that includes base salary, annual incentive bonus compensation, equity compensation, benefits and perquisites. The Compensation Committee uses quantitative and qualitative factors in setting the types and amounts of these compensation components granted to each named executive officer and other employees. Our compensation program seeks to reach an appropriate balance between base salary, (to provide competitive fixed compensation) incentive opportunities in performance-based cash bonuses (to provide short-term rewards for meeting performance goals) and equity compensation (to align our executives' interests with the our stockholders' interests).

We provide the opportunity for certain of our executive officers to be protected under employment agreements with severance and change in control provisions. These agreements assist us in attracting and retaining qualified officers. See "Overview of Executive Officer Compensation - Employment Agreements" and "Potential Termination and Change in Control Payments."

Components of Executive Compensation. The components of our compensation program are as follows:

Base Salary. A base salary is established for each executive to reflect the potential contribution of the executive to the achievement of the Bank's business objectives and to be competitive with base salaries paid by other institutions. The level of each executive officer's base salary is designed to reward performance for carrying out the required day-to-day activities and responsibilities of each officer's position. The Committee also is cognizant of the salaries paid by other non-financial institution companies in the Bank's market area with which it believes the Bank competes for executives. The Bank increases salaries based upon competitive market needs, the Bank's past and expected financial performance and the individual employee's performance. Base salary is the largest element of the Company's compensation program because it fairly compensates individuals for fulfilling their daily responsibilities and obligations.

Annual Incentive Cash Bonus Compensation. The annual incentive cash bonus is designed to reward the named executive officers and non-executive officer for the achievement of performance objectives established each year consistent with our strategic plan. For the Company's Chief Executive Officer and Chief Lending Officer, there is no formal, written plan. However, the committee strives to reward executives for achieving Company performance above a baseline or threshold level of performance in designated areas. It also strives to reward them for performance beyond that for which they earn their salary. The designated areas of growth, profit, quality, and productivity are balanced to build stockholder value. The amount of bonus awarded to these individuals on an annual basis can vary based on the individual's position. For the Company's market area presidents listed as named executive officers, a formal bonus plan based on individual and market area targets for loan and deposit growth, asset quality, and overall Company performance is available. The amount of bonus awarded to these individuals on an annual basis can vary based on the individual's position, and is generally calculated as a percentage of base salary. There is no annual cap on the annual incentive cash bonus available to any one employee or all employees in the aggregate.

Equity Compensation. The Company has utilized equity compensation in the form of stock options and restricted stock to align the interests of our named executive officers with our shareholders and to reward those individuals' contributions to our franchise value over time.

The Company established a Management Recognition and Development Plan providing for the award of shares of Company common stock to eligible participants, including our named executive officers and directors. By granting these individuals shares of restricted stock, the Company rewards them for their contribution to the Company's value over time. The delayed vesting of these awards over five or more years

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has provided an incentive for continued service. As of June 30, 2007, 5,336 shares remained available for award under this plan. The Compensation Committee may consider establishing a new, similar equity plan in the future.

In 1994, the Company established a Stock Option and Incentive Plan. Under that Plan, there were 357,080 shares authorized for awards (amount adjusted for 2-for-1 stock split). The Plan has since expired, with 273,216 shares the subject of awards and 83,864 shares remaining that were never awarded. The Company established a 2003 Stock Option and Incentive Plan providing for the award of options for up to 100,000 shares of Company common stock to eligible participants, including our named executive officers and directors. By granting these individuals options, the Company gives them a personal incentive to increase our stock value. Options were granted at the market value for the stock on the grant date. The delayed vesting of these awards over five years has provided an incentive for continued service. Options to purchase 27,500 shares remain available for award under the Plan. The Compensation Committee may consider establishing a new, similar option plan in the future.

Benefits. The Company provides benefits to all employees with an opportunity to maintain a quality standard of living over time and to have access to health care. These benefits help us to attract and retain highly effective executives and other employees. These welfare benefits are administered consistently to all levels of the organization. All employees share in the cost of health benefits based on the coverage they elect. Available health care benefits are commensurate with that available in our market area.

The Company has designed retirement plans or programs to ensure our employees have adequate income levels after employment. The Company maintains a 401(k) Retirement Savings Plan, which is subject to Department of Labor and IRS requirements. The Company does not contribute to or match employee contributions to the 401(k) plan. The Company also maintains an Employee Stock Ownership Plan ("ESOP") designed to ensure that all employees have a vested interest in the success of the Company. The Company makes annual cash contributions to the ESOP, which trustees then use to purchase shares of the Company for allocation to plan participants. Allocations to the ESOP (as valued at the allocation date) have averaged 8.59% of participant compensation over the last three years.

Greg Steffens, our President and CEO has a one-year employment agreement that provides for a special payment in case of a change in control of the Company or an involuntary termination of the executive for other than cause (as defined in the agreements). This agreement is a common benefit for executives of publicly traded financial institutions, and the Company believes it is important in order to attract and retain qualified executive management. Certain of our benefit plans also provide for accelerated payments or other benefits upon a change in control of the Company or an involuntary termination of the executive for other than cause. See "Potential Termination and Change in Control Payments."

Perquisites. The Company provides perquisites designed to enhance the success of the Company. Executive officer education is provided at industry conferences, seminars and schools, sometimes with spousal travel expenses. Dues to country clubs, social clubs and service organizations are paid to encourage community involvement and build business relationships.

Accounting and Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction for compensation in excess of $1 million paid to any employee. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Compensation Committee reviews and considers the potential consequences of Section 162(m) to the

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Company. The Company reserves the right to use our judgment to authorize compensation to any employee that does not comply with the Section 162(m) exemptions for compensation we believe is appropriate.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of three times their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, the Company and the Bank would not be entitled to deduct the amount of the excess payments. Each employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

The federal tax laws applicable to nonqualified deferred compensation arrangements were changed effective January 1, 2005; however the Internal Revenue Service has not issued final regulations. The Company believes it is operating in good faith compliance with these new statutory provisions.

Beginning July 1, 2005, the Company began accounting for stock-based payments, including its 2003 Stock Option and Incentive Plan, in accordance with the requirements of FASB 123R.

Overview of Executive Officer Compensation

The Company also uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve as executive officers of the Company and the Bank. Mr. Steffens, the only executive officer of the Company, is also an executive officer of the Bank. Mr. Steffens does not receive compensation for his service to the Company. However, he does receive $10,800 for his service on the board of directors. As described in more detail in our Compensation Discussion and Analysis, in setting compensation for executive officers, the Compensation Committee considers the significant amount of time and level of skill required to perform the required duties of each person's position, taking into account the complexity of our business as a regulated public company and financial institution.

Employment Agreements. The Bank has entered into a one-year employment agreement with Mr. Steffens, which provide for annual one-year extensions, unless the Board decides not to authorize the extension. Under this agreement, Mr. Steffens' salary is reviewed annually. Mr. Steffens' base salary under this agreement is $180,608. Under this agreement, Mr. Steffens is entitled to equitably participate in discretionary bonuses awarded to executive employees and in the Bank's other employee benefit plans, including medical, dental group life, disability and accidental death and dismemberment insurance benefits. These benefits also include participation in the Bank's 401(k) plan and ESOP. The agreement provides that Mr. Steffens' employment may be terminated by the Bank or by the executive at any time, and also provides for termination upon the occurrence of certain events specified by federal regulations. If Mr. Steffens' employment is terminated due to disability, he would receive his salary and other benefits for the remainder of the one-year term, with a reduction in his salary for disability insurance payments from insurance purchased by the Bank. If Mr. Steffens' employment is terminated due to death, his estate would receive all benefits under the agreement through the end of the period. If Mr. Steffens' employment is terminated for cause or voluntarily by him, he would receive all benefits under the agreement through that termination date. See "Potential Termination and Change in Control Payments" for additional benefits under this agreements if Mr. Steffens is terminated without cause, in a constructive termination or in connection with a change in control of the Company or the Bank. Mr. Steffens has no responsibility to mitigate amounts owed to him under the agreements nor does any compensation received from another employer reduce post-termination compensation under the agreements.

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2007 Summary Compensation Table

The following table sets forth information concerning the compensation earned in 2007 by: (i) our principal executive officer and principal financial officer; and (ii) the two other most highly compensated officers whose salary and bonus during the fiscal year ended June 30, 2007, exceeded $100,000. We will use the term "named executive officers" in this proxy statement to refer to the officers listed in the table.

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation(1)	Total

Greg A. Steffens President and Chief Financial Officer	2007	$180,608	$ ---	$2,990	$ ---	$25,714	$204,312

William Hribovsek Chief Lending Officer	2007	$134,844	$ ---	$2,990	$ ---	$11,135	$148,974

William Aslin Market Area President	2007	$112,471	$ 550	$ ---	$ ---	$ 9,287	$122,308
____________________
(1)	Amount includes ESOP allocations and board fees for Mr. Steffens and ESOP allocations for Messrs. Hribovsek and Aslin. The reported ESOP allocations are based on 2007 compensation and were made in 2007. This amount does not include personal benefits or perquisites, because none of the named executive officers received more than $10,000 worth of such benefits in the aggregate.

Management Recognition and Development Plan, 2003 Stock Option and Incentive Plan

In 2003, stockholders approved the 2003 Stock Option and Incentive Plan. In 1994 stockholders approved the Management Recognition and Development Plan. The Compensation Committee administers these two long-term incentive stock plans, determines employee eligibility and grants share awards.

Management Recognition and Development Plan. Management Recognition and Development Plan is a stock-based compensation plan designed to reward directors, officers and employees for service with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company. The Company reserved 71,416 shares for stock awards under this plan. Awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. Stock awards under the plan generally have vested in equal installments over five years from the date of grant. Prior to the vesting of the shares, the recipient has voting and dividend rights and no transfer rights over the shares. One award of 1,000 shares was made under this plan in 2007, and 5,336 remain available for awards as of June 30, 2007. See "Potential Termination and Change in Control Payments" for benefits under the plan upon termination without cause or a change in control.

2003 Stock Option and Incentive Plan. The purpose of the 2003 Stock Option and Incentive Plan is to promote the long-term success of the Company and increase stockholder value by attracting and retaining key employees and directors and encouraging directors and key employees to focus on long-range objectives. The Company reserved 100,000 shares for option awards under this plan, plus additional shares repurchased with the proceeds of exercised options or surrendered to pay an option exercise price. Option awards are discretionary and are based on an assessment of the participant's position, years of service, and contribution to the success and growth of the Company. The plan provides for the award of incentive stock options to qualifying employees under the federal tax laws. Stock awards under the plan generally have vested in equal installments over five years from the date of grant and must be exercised within 10 years. The exercise price of options awarded always has been the fair market value of a share of the Company's

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common stock on the date of grant. No awards were made under this plan in 2007, and 27,500 options remain available for award under this plan. See "Potential Termination and Change in Control Payments" for benefits under the plan upon termination without cause or a change in control.

Outstanding Equity Awards at June 30, 2007

The following table sets forth for each named executive officer information concerning stock options, restricted stock and other equity incentive plan awards that have not vested or been earned at June 30, 2007.

		Number of Securities Underlying Unexercised Options
Name	Fiscal Year	Exercisable	Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)

Greg A. Steffens	2007	30,000	---	9.9375	02/01/08	400	$5,980
		30,000	---	6.75	05/18/09	---	---
		10,000	4,000	15.23	05/18/14	---	---

William Hribovsek	2007	10,000	---	6.50	07/11/10	400	$5,980
		5,000	2,000	15.23	05/18/14	---	---

William Aslin	2007	1,000	4,000	14.26	09/12/15	---	---
________________________
(1)   Value is based on the $14.95 closing price of a share of the Company's stock on June 29, 2007, the last trading day of fiscal 2007.

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Option Exercises and Stock Vested in Fiscal 2007

The following table sets forth certain information with respect to the exercise of stock options and vesting of restricted stock for each named executive officer during the year ended June 30, 2007.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Greg A. Steffens	---	---	200	$2,942

William Hribovsek	---	---	200	$2,942

William Aslin	---	---	---	---
________________________
(1)  Value realized on exercise represents the excess of the fair market value of the shares acquired at exercise over the exercise price of the option.

(2)  Value realized on vesting represents the fair market value of the shares on the vesting date.

Potential Termination and Change in Control Payments

In addition to the payments and benefits provided to the named executive officers upon their regular retirement, disability or death or upon the termination of their employment by the Bank for cause or by the officer voluntarily, which are described in this proxy statement, the named executive officers are entitled to additional or accelerated payments, benefits or vesting under our compensation plans upon a termination by the Bank without cause, a constructive termination or a termination in connection with a change in control of the Company or the Bank.

Employment Agreements. Under his one year employment agreement with the Bank, Mr. Steffens is entitled to continued payments and benefits subsequent to an involuntary termination or a termination in connection with a change in control of the Bank or the Company.

Under the agreement, an involuntary termination is a termination without cause or a constructive termination. A termination is deemed to be for cause if it is based on personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of law, regulation, regulatory order or the employment agreement. In addition, a termination required under the federal banking laws is treated as a termination for cause.

Under the employment agreements, a change in control is deemed to have occurred if: (i) there is a change in control under regulations of the Federal Reserve; (ii) the event would have to be reported on a Form 8-K; (iii) a person acquires beneficial ownership of at least 20% of the Company's securities; (iv) a majority of the board is no longer the current members or chosen by the current members; or (v) any reorganization, acquisition or sale of substantial assets in which the Company or Bank is not the resulting entity. If Mr. Steffens' employment is terminated or constructively terminated under the guidelines described in the previous paragraph in connection with or within 12 months of a change of control, the Bank would be required to pay to Mr. Steffens in a lump sum 299% of his Section 280G base amount (which is Mr. Steffens's average annual W-2 compensation during the five full calendar year periods prior to the effective date of the termination) and continue to provide health benefits for the remainder of the term of the agreement.

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Management Recognition and Development Plan. Under the Management Recognition and Development Plan, restricted stock awards that have not yet vested become immediately fully vested and no longer restricted at the time of a change in control or of a tender or exchange offer for the Company's shares. There are no special benefits for a termination of the executive, and a termination of service results in a loss of unvested shares.

2003 Stock Option and Incentive Plan. Under the 2003 Stock Option and Incentive Plan, options that are not exercisable become immediately exercisable at the time of a change in control or of a tender or exchange offer for the Company's shares. Upon any termination of service, unexercised options remain exercisable for the lesser of three years or the remaining term of the option and all unvested options are lost. Based on the stock price at June 30, 2007, Messrs. Steffens' and Hribovsek's unvested options were not in-the-money and therefore are not included in the table below.

The following table summarizes the additional or accelerated payments, benefits or vesting for named executive officers in the event of that person's termination by the Bank without cause, a constructive termination or a termination in connection with a change in control of the Company or the Bank, assuming it had occurred on June 30, 2007.

Name	Name of Compensation Component or Plan	Termination Without Cause or Constructive Termination	Change-in- Control With No Termination	Termination in Connection With or Following a Change in Control

Greg A. Steffens	Employment Agreement(1)	$181,106(2)	---	$487,471(3)

	Restricted stock plan	---	$5,980(4)	$ 5,980(4)

William Hribovsek	Restricted stock plan	---	$5,980(4)	$ 5,980(4)

William Aslin	2003 Stock Option Plan	---	$2,760(5)	$ 2,760(5)
__________________
(1)	Presumes that the employment agreement has a full one-year term on June 30, 2007 termination date and that the payout is based on 2007 compensation levels.
(2)	Represents average of Mr. Steffens's 2007 and 2006 base salary ($176,047), plus $5,059 for health benefits. These amounts would be paid out over the one-year term.
(3)	Represents 299% of Mr. Steffens's Section 280G base amount as of the termination date, in a lump sum, a portion of which may be applied towards health related benefits over three years.
(4)	Amount represents the value of the executive's unvested shares of restricted stock based on the $14.95 closing price of a share of the Company's stock on June 30, 2007, which shares would no longer be restricted.
(5)	Represents the difference between the fair market value of Southern Missouri Bancorp common stock on June 30, 2007 and the exercise price of the options.

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Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve as non-employee directors of the Company and the Bank. Each director of the Company also is a director of the Bank. Directors are compensated $900 per month for their service on the Company's Board of Directors. In setting director compensation, the Board of Directors considers the significant amount of time and level of skill required for service on the Boards of the Company and the Bank, particularly due to the duties imposed on directors of public companies and financial institutions. The types and levels of director compensation are annually reviewed and set by the Compensation Committee and ratified by the full Board of Directors.

For the fiscal year ended June 30, 2007, each director received a monthly fee of $1,000 for serving on the Bank's Board of Directors, except for Director Steffens, who was compensated as an executive officer of the Bank and is not separately compensated as a director.

Director Compensation Table for 2007

The following table provides compensation information for each member of our board of directors during the year ended June 30, 2007 (except for Mr. Steffens whose compensation is reported as a named executive officer). No stock options were awarded to directors during 2007.

Name	Fees Earned or Paid in Cash	Option Awards	Change in Pension Value and Non Qualified Deferred Compensation Earnings	Total

Sammy A. Schalk	$22,800	(1)	$ 3,062	$25,862
Charles R. Love	22,800	(1)	$ 1,709	24,509
Charles R. Moffitt	22,800	(1)	$ 1,667	24,467
Ronnie D. Black	22,800	(1)	$ 3,210	26,010
James W. Tatum	22,800	(1)	$ (702)	22,098
Rebecca M. Brooks	22,800	(1)	$ 1,582	24,382
Samuel H. Smith	22,800	(1)	$ (248)	22,552
L. Douglas Bagby	22,800	(1)	$ 3,210	26,010
________________
(1)	Mr. Black, Mr. Bagby and Mr. Schalk each hold exercisable options to purchase 10,000 shares. Mr. Love, Mr. Moffitt and Ms. Brooks each hold options to purchase 5,000 shares, of which 3,000 are currently exercisable.

Directors' Retirement Agreements

Southern Missouri Bank and Trust has entered into individual retirement agreements with each of its directors. These agreements were entered into in recognition of the directors' past service to the Bank and to ensure their continued service on the Board. Each agreement provides that, following a director's termination of service on the Board on or after age 60, other than termination for cause, the director will receive five annual payments equal to the product of the cash fees paid to the director during the calendar year preceding his retirement and the director's vested percentage. The vested percentage is determined as follows: 50% after five years of service, 75% after 10 years of service, and 100% after 15 years of service. The benefits payable under the director's retirement agreements are unfunded and unsecured obligations of Southern Missouri Bank and Trust that is payable solely out of the general assets of Southern Missouri Bank and Trust. Payments are required to be made under former director Seifert's agreement.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Southern Missouri Bancorp, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

The Audit Committee, established under Section 3(a)(58)(A) of the Securities Exchange of 1934 operates under a written charter adopted by the full Board of Directors. In fulfilling its oversight responsibility of reviewing the services performed by Southern Missouri's independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditors. The Audit Committee also discussed with Southern Missouri's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors to discuss the results of its audit, the evaluation of Southern Missouri's internal controls, and the overall quality of Southern Missouri's financial reporting. The Audit Committee also reviewed and discussed with the independent auditors the fees paid to the independent auditors; these fees are described under the caption "Relationship with Independent Auditors " below.

Southern Missouri's Chief Executive Officer and Chief Financial Officer also reviewed with the Audit Committee the certifications that each such officer will file with the SEC pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002. Management also reviewed with the Audit Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

    The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2007 audited financial statements;

    The Audit Committee has discussed with the Company's independent auditors (BKD, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 and requirements of the Securities and Exchange Commission;

    The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

    Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2007 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Charles R. Love
James W. Tatum
Samuel H. Smith
L. Douglas Bagby
Ronnie D. Black
Sammy A. Schalk
Rebecca M. Brooks
Charles R. Moffitt

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RELATIONSHIP WITH INDEPENDENT AUDITORS

Audit Fees

For the fiscal years ended June 30, 2007 and 2006, BKD, LLP ("BKD") provided various audit and audit-related services to the Company. Set forth below are the aggregate fees billed for these services:

(a)	Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q: $41,000 - 2007; $39,500 - 2006; $44,100 - 2005.

(b)	Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans and consultation on accounting matters: $22,735 - 2007; $18,680 - 2006; $10,470 - 2005.

(c)	Tax Fees: Aggregate fees billed for professional services rendered related to tax compliance, tax advice and tax consultations: $11,925 - 2007; $8,205 - 2006; $17,330 - 2005.
(d)	All other fees: Aggregate fees billed for all other professional services: $0 - 2007; $0 - 2006; $0 - 2005.

The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by BKD described in items (a)-(d) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.

PROPOSAL II -- RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT AUDITORS

The Audit Committee has appointed BKD as the independent public accounting firm to audit the Company's financial statements for the fiscal year ending June 30, 2008. In making its determination to appoint BKD as the Company's independent auditors for the 2008 fiscal year, the Audit Committee considered whether the providing of services (and the aggregate fees billed for those services) by BKD, other than audit services, is compatible with maintaining the independence of the outside accountants. Our shareholders are asked to ratify this appointment at the annual meeting. If the appointment of BKD is not ratified by the shareholders, the Audit Committee may appoint other independent auditors or may decide to maintain its appointment of BKD.

A representative of BKD is expected to attend the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2008.

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FINANCIAL STATEMENTS

Southern Missouri Bancorp's annual report to shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on the record date. Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of Southern Missouri Bancorp. The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

In addition, a copy of Southern Missouri Bancorp's annual report on Form 10-K for the fiscal year ended June 30, 2007, is available to each record and beneficial owner of Southern Missouri Bancorp's common stock without charge upon written request to the Corporate Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri, 63901.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Southern Missouri Bancorp's proxy materials for next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at Southern Missouri Bancorp's main office at 531 Vine Street, Poplar Bluff, Missouri, no later than May 25, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended. If a proposal does not meet the above requirements for inclusion in the Corporation's proxy materials, but otherwise meets the Corporation's eligibility requirements to be presented at the next annual meeting of shareholders, the persons named in the enclosed form of proxy and acting thereon will have the discretion to vote on any such proposal in accordance with their best judgment if the proposal is received at the Corporation's main office no later than July 20, 2008.

ANNUAL REPORTS

A copy of the Form 10-K as filed with the Securities and Exchange Commission will be furnished without charge upon written request to Ronnie D. Black, Secretary, Southern Missouri Bancorp, Inc., 531 Vine Street, Poplar Bluff, Missouri 63901.

OTHER MATTERS

We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

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REVOCABLE PROXY

SOUTHERN MISSOURI BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS

October 15, 2007

The undersigned hereby appoints Greg A. Steffens, James W. Tatum and Ronnie D. Black as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Southern Missouri Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders ("Meeting"), to be held at the Greater Poplar Bluff Area Chamber of Commerce Building, 1111 West Pine Street, Poplar Bluff, Missouri, on Monday, October 15, 2007, at 9:00 a.m., local time, and at any and all adjournments thereof. The Board of Directors recommends a vote "FOR" the listed proposals.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR each of the proposals set forth herein.

Should a director nominee be unable to serve as a director, an event that Southern Missouri Bancorp does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

		FOR	WITHHELD	FOR ALL EXCEPT
1.	The election as directors of all nominees listed below (except as marked to the contrary below) for terms to expire in 2010.
Sammy A. Schalk Charles R. Love Charles R. Moffitt

Instructions: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the line provided below for whom you wish your vote withheld. To withhold your vote as to all nominees mark the box "WITHHELD" with an "X".

________________________________________
		VOTE	VOTE
		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of BKD, LLP as auditors of the Corporation for the fiscal year ending June 30, 2008.

3.	Such other matters that may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

This proxy may be revoked at any time before it is voted by delivering to the Secretary of Southern Missouri Bancorp, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Southern Missouri Bancorp common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from Southern Missouri Bancorp, Inc., prior to the execution of this Proxy, the Notice of Annual Meeting, a Proxy Statement dated on or about September 21, 2007 and Southern Missouri Bancorp, Inc.'s 2007 Annual Report to Shareholders.

Dated: _________________________, 2007

PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.